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                                                                   EXHIBIT 23.01

                         CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation of our report dated February 16, 2000 included in this Form 10-K/A, into the Company's previously filed Registration Statement (File No. 333-95299) on Form S-8.

/s/ ARTHUR ANDERSEN LLP

San Jose, California
April 28, 2000